SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: FEBRUARY 23, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-8623                   11-2400145
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


                               486 AMHERST STREET
                           NASHUA, NEW HAMPSHIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 23, 2004, we sold to an accredited investor 666,667 shares for a purchase price of $3.00 per share, or an aggregate of $2,000,000, and a six-month warrant for the purchase of 645,161 shares at an exercise price of $3.10 per share, or an aggregate of $2,000,000. On February 23, 2004, we issued a press release announcing this transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


    EXHIBIT NO.           DESCRIPTION
    -----------           -----------
       10.1 Subscription Agreement dated as of February 20, 2004 between the Registrant and SF Capital Partners Ltd.

       10.2         Warrant  issued to SF Capital  Partners Ltd. on February 20,
                    2004.

       99.1         Press Release dated February 23, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ROBOTIC VISION SYSTEMS, INC.



Date:  February 23, 2004              By:  /s/ Pat V. Costa
                                           ------------------------------------
                                           Pat V. Costa
                                           Chairman and Chief Executive Officer